SCHEDULE OF RIGHT-OF-USE ASSETS, NET (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Right-of-use Assets Net
At cost	$ 1,659	$ 1,477
Right-of-use assets, gross	1,659	1,477
Less: Accumulated amortization	(1,002)	(805)
Right-of-use assets, net	$ 657	$ 672